UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 21, 2025, Disc Medicine, Inc. (the “Company”) issued a press release outlining positive feedback from the Company’s Type C meeting with the U.S. Food & Drug Administration (the “FDA”) to discuss the APOLLO post-marketing confirmatory trial for bitopertin in erythropoietic protoporphyria (“EPP”) and X-linked protoporphyria (“XLP”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On January 21, 2025, the Company announced positive feedback from its Type C meeting with the FDA to discuss the APOLLO post-marketing confirmatory trial for bitopertin in EPP and XLP. The meeting resulted in alignment on the design of the APOLLO post-marketing confirmatory trial. Key features include:

•

Co-primary endpoints of average monthly total time in sunlight without pain between 10:00 and 18:00 during the last month of the 6-month treatment period and percent change from baseline in whole blood metal-free protoporphyrin IX (“PPIX”) after 6 months of treatment;

•	Other measures of efficacy such as occurrence of phototoxic reactions, cumulative total pain-free time in sunlight, patient global impression of change (“PGIC”) and time to prodome;

•	Selection of 60 mg dose of bitopertin and 6-month treatment duration;

•	Inclusion of patients aged 12+ with EPP, including XLP; and

•	Double-blind, placebo-controlled study with ~150 patients randomized 1:1.

The Company plans to initiate the APOLLO trial by mid-2025 and will include sites in the United States, Canada, Europe and Australia. The Company anticipates submitting a New Drug Application (“NDA”) for bitopertin in EPP and XLP in the second half of 2025 under the Accelerated Approval Program. Based on the anticipated timing of the NDA submission, the Company expects enrollment for the APOLLO trial to be well underway by the Prescription Drug User Fee Act date for accelerated approval, if granted.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s expectations with respect to its potential APOLLO confirmatory clinical study of bitopertin in EPP and XLP patients, including the proposed study design, the anticipated timeline, and the results thereof; and the possible regulatory path forward for bitopertin in EPP, including whether the FDA will determine that the accelerated approval pathway continues to be appropriate, the treatment of the APOLLO clinical study as a post-marketing confirmatory trial and the timeline for a potential NDA submission and accelerated approval, if granted, and whether the NDA submission will meet the standards of accelerated approval. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the nature, strategy and focus of the Company; the Company’s plans to research, develop and commercialize its current and future product candidates; the timing of the availability of data from the Company’s clinical trials; the timing and anticipated results of the Company’s preclinical studies and clinical trials and the risk that the results of the Company’s clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. Any forward-looking statement speaks only as of the date on which it was made. None of the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Disc Medicine, Inc. on January 21, 2025, furnished herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: January 21, 2025	By:	/s/ John Quisel, J.D., Ph.D.
	Name: Title:	John Quisel, J.D., Ph.D. Chief Executive Officer